UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-01533

SELECTED INTERNATIONAL FUND, INC.
(Exact name of registrant as specified in charter)

2949 East Elvira Road, Suite 101
Tucson, AZ 85756
(Address of principal executive offices)

Ryan M. Charles
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, AZ 85756
(Name and address of agent for service)

Registrant's telephone number, including area code: 520-806-7600
Date of fiscal year end: December 31, 2016
Date of reporting period: December 31, 2016

____________________

ITEM 1. REPORT TO STOCKHOLDERS

Selected FUNDS

Selected Funds

Selected American Shares
Selected International Fund

December 31, 2016

ANNUAL REPORT

Selecting Quality Companies for the Long Term™

SELECTED FUNDS	Table of Contents

This Annual Report is authorized for use by existing shareholders. Prospective shareholders must receive a current Selected Funds prospectus, which contains more information about investment strategies, risks, fees, and expenses. Please read the prospectus carefully before investing or sending money.

Shares of the Selected Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

Portfolio Proxy Voting Policies and Procedures

The Funds have adopted Portfolio Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. A description of the Funds' Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Funds toll-free at 1-800-243-1575, (ii) on the Funds' website at www.selectedfunds.com, and (iii) on the SEC's website at www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Funds' Form N-PX filing is available (i) without charge, upon request, by calling the Funds toll-free at 1-800-243-1575, (ii) on the Funds' website at www.selectedfunds.com, and (iii) on the SEC's website at www.sec.gov.

Form N-Q

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available without charge, upon request, by calling 1-800-243-1575, on the Funds' website at www.selectedfunds.com, and on the SEC's website at www.sec.gov. The Funds' Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SELECTED FUNDS	Shareholder Letter

Dear Fellow Shareholder,

As stewards of our customers' savings, the management team and Directors of the Selected Funds recognize the importance of candid, thorough, and regular communication with our shareholders. In our Annual and Semi-Annual Reports, we include all of the required quantitative information, such as audited financial statements, detailed footnotes, performance reports, fund holdings, and performance attribution. Also included is a list of positions opened and closed.

In addition, we produce a Manager Commentary for each Fund, which is published semi-annually. In this commentary, we give a more qualitative perspective on fund performance, discuss our thoughts on individual holdings, and share our investment outlook. You may obtain a copy of the current Manager Commentary either on the Funds' website at www.selectedfunds.com, or by calling 1-800-243-1575.

We thank you for your continued trust. We will do our best to earn it in the years ahead.

Sincerely,

James J. McMonagle	Christopher C. Davis	Danton G. Goei
Chairman	President & Portfolio Manager	Portfolio Manager

February 3, 2017

SELECTED FUNDS	Management's Discussion of Fund Performance
SELECTED AMERICAN SHARES, INC.

Performance Overview
Selected American Shares outperformed the Standard & Poor's 500® Index ("S&P 500®") for the twelve-month period ended December 31, 2016 (the "period"). The Fund's Class S and D shares delivered a total return of 12.50% and 12.83%, respectively, versus an 11.96% return for the S&P 500®. The sectors1 within the S&P 500® that reported the strongest performance were Energy (up 27%), Telecommunication Services (up 23%), and Financials (up 20%). Only one sector within the S&P 500® reported negative performance figures, Health Care (down 3%). The second- and third-weakest, but still positive, performing sectors were Real Estate (up 3%) and Consumer Staples (up 5%). During the third quarter, the Real Estate sector was added to the S&P 500® Index by moving it out from under the Financials sector.

Contributors to Performance
When compared to the S&P 500®, the Fund's holdings in the Energy sector were the most significant contributor to performance2. The Fund's Energy holdings were up about 43%, compared to up 27% for the S&P 500® sector. The Fund benefited from an overweight position (11%, versus 7%) in the strongest performing sector of the period and from the Fund's top overall contributor, Encana3 (up 132%). Apache (up 46%) was also a key contributor.

A significant portion of the Fund's investments remained in Financials. Returns from holdings in the Financials sector made the most significant contribution to performance, on an absolute basis. The Fund's Financial holdings were up about 17%, compared to up 20% for the S&P 500® sector. JPMorgan Chase (up 35%), Berkshire Hathaway (up 23%), Bank of New York Mellon (up 17%), and Charles Schwab (up 21%) were strong performers. The Fund no longer owns Charles Schwab.

Additional contributors included Texas Instruments (up 37%) and ASAC II L.P. (up 7%) from the Information Technology sector; Amazon (up 11%), the Fund's second-largest holding, from the Consumer Discretionary sector; and United Technologies (up 17%) from the Industrials sector. ASAC II L.P. is an investment vehicle whose underlying assets were primarily shares of the video game publisher Activision Blizzard. During the period, ASAC II L.P. distributed all Activision shares that the Fund was entitled to as a limited partner; the Fund has since sold all of those Activision shares.

Detractors from Performance
When compared to the S&P 500®, the Fund's holdings in the Materials sector were the most significant detractor from performance. The Fund's Material holdings were up about 7%, compared to up 17% for the S&P 500® sector. Although the Fund held an overweight position (9%, versus 3%), Fund performance was hindered by OCI N.V. (down 29%).

Returns from holdings in the Health Care sector were the most significant detractor from performance, on an absolute basis. The Fund's Health Care holdings were down about 22%, compared to down 3% for the S&P 500® sector. Although the Fund held an underweight position (5%, versus 15%) in the weakest performing sector of the period, the Fund's overall top detractor, Valeant Pharmaceuticals (down 86%), hindered performance. Express Scripts (down 21%) was another weak performer.

When compared to the S&P 500®, the Fund's Information Technology holdings and Short-Term Investments both hindered performance. Fang Holdings (down 56%) was a lead detractor from the Information Technology sector, while the Fund's approximate 3% of average assets invested in Short-Term Investments over the period was also a key detractor.

Additional detractors included Liberty Global (down 22%), Liberty Interactive, QVC Group (down 27%), and Compagnie Financiere Richemont (down 8%) from the Consumer Discretionary sector; EQT (down 13%) and Ultra Petroleum (down 92%) from the Energy sector; and Diageo (down 4%) from the Consumer Staples sector. The Fund no longer owns Compagnie Financiere Richemont, Ultra Petroleum, or Diageo.

The Fund had approximately 11% of its net assets invested in foreign securities. As a whole, the Fund's foreign holdings underperformed its domestic holdings (up 2%, versus up 15%).

Selected American Shares' investment objective is to achieve both capital growth and income. In the current market environment, we expect that income will be low. There can be no assurance that the Fund will achieve its objective. Selected American Shares' principal risks are: stock market risk, manager risk, common stock risk, large-capitalization companies risk, mid- and small-capitalization companies risk, headline risk, financial services risk, foreign country risk, emerging market risk, foreign currency risk, depositary receipts risk, and fees and expenses risk. See the prospectus for a full description of each risk.
Past performance does not guarantee future results, Fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Data provided in this performance overview is for the twelve-month period ended December 31, 2016, unless otherwise noted. Return figures for underlying Fund positions reflect the return of the security from the beginning of the period or the date of first purchase if subsequent thereto through the end of the period or the date the position is completely liquidated. The actual contribution to the Fund will vary based on a number of factors (e.g. trading activity, weighting). Portfolio holding information is as of the end of the twelve-month period, December 31, 2016, unless otherwise noted.
[1]	The companies included in the Standard & Poor's 500® Index are divided into eleven sectors. One or more industry groups make up a sector.
[2]
A company's or sector's contribution to or detraction from the Fund's performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

[3]
This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase, sell, or hold any particular security. The Schedule of Investments lists the Fund's holdings of each company discussed.

SELECTED FUNDS	Management's Discussion of Fund Performance
SELECTED AMERICAN SHARES, INC. – (CONTINUED)

Comparison of a $10,000 investment in Selected American Shares Class S versus the
Standard & Poor's 500® Index over 10 years for an investment made on December 31, 2006

Average Annual Total Return for periods ended December 31, 2016

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Class D's Inception (May 3, 2004)	Gross Expense Ratio	Net Expense Ratio
Class S	12.50%	13.08%	5.21%	N/A	0.97%	0.97%
Class D	12.83%	13.45%	5.56%	7.11%	0.65%	0.64%
Standard & Poor's 500® Index	11.96%	14.66%	6.95%	7.87%

The Standard & Poor's 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks. Investments cannot be made directly in the Index.

The performance data for Selected American Shares contained in this report represents past performance, assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than stated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For more current information please call Selected Funds Investor Services at 1-800-243-1575.

SELECTED FUNDS	Management's Discussion of Fund Performance
SELECTED INTERNATIONAL FUND, INC.

Performance Overview
Selected International Fund underperformed the Morgan Stanley Capital International All Country World Index ex USA ("MSCI") for the twelve-month period ended December 31, 2016 (the "period"). The Fund's Class S and D shares delivered a total return of negative 0.29% and positive 0.10%, respectively, versus a 4.50% return for the MSCI. The sectors1 within the MSCI that reported the weakest performance were Health Care (down 13%), Telecommunication Services (down 4%), and Utilities (down 3%). The sectors within the MSCI that reported the strongest performance were Energy (up 32%), Materials (up 28%), and Information Technology (up 11%).

Detractors from Performance
When compared to the MSCI, the Fund's holdings in the Industrials sector were the most significant detractor from performance2. The Fund's Industrial holdings were down about 14%, compared to up 7% for the MSCI sector. The Fund suffered due to stock selection. Specifically, CAR3 (down 41%), ZTO Express (down 38%), InterGlobe Aviation (down 34%), and IWG PLC (down 37%) were all leading detractors.

Returns from holdings in the Health Care sector were the most significant detractors from performance, on an absolute basis. The Fund's Health Care holdings were down about 53%, compared to down 13% for the MSCI sector. The Fund held an underweight position (6%, versus 9%) in the weakest performing sector of the period, but suffered due to Valeant Pharmaceuticals (down 86%), which was the Fund's overall top detractor.

Another detractor from performance came from the Fund's Information Technology holdings, which were down about 39%, compared to up 11% for the MSCI sector. Fang Holdings (down 56%) was the Fund's second overall top detractor.

Additional detractors included JD.com (down 21%) and Vipshop Holdings (down 28%) from the Consumer Discretionary sector; United Spirits (down 38%) from the Consumer Staples sector; and Noah Holdings (down 21%) from the Financials sector. The Fund no longer owns United Spirits.

At the country level, the Fund's Chinese holdings (down 12%) were the most significant detractor from performance. The Fund had approximately 36% of its net assets invested in Chinese companies.

Contributors to Performance
The Fund's holdings in the Energy sector made the most significant contribution to performance, when compared to the MSCI and on an absolute basis. The Fund's Energy holdings were up about 128%, compared to up 32% for the MSCI sector. Encana (up 132%), the Fund's largest holding, and Paramount Resources (up 98%) were the Fund's overall top contributors, respectively.
Returns from holdings in the Consumer Discretionary sector also helped performance. The Fund's Consumer Discretionary holdings were up about 11%, compared to down less than 1% for the MSCI sector. Didi Chuxing (up 36%), the Fund's second largest holding, along with Xiabu Xiabu (up 81%), Naspers (up 8%), Hunter Douglas (up 48%), and Hermes International (up 21%), were all strong performers. The Fund no longer owns Hermes International.
Another contributor to performance came from the Fund's Financial holdings, which were up about 14%, compared to up 5% for the MSCI sector. BM&FBOVESPA (up 90%) and Sul America (up 21%) were key contributors.
Schneider Electric (up 27%) from the Industrials sector was also a contributor to performance.

At the country level, the Fund's Canadian holdings (up 28%) made the largest contribution to performance.

Selected International Fund's investment objective is capital growth. There can be no assurance that the Fund will achieve its objective. Selected International Fund's principal risks are: stock market risk, manager risk, common stock risk, foreign country risk, emerging market risk, foreign currency risk, depositary receipts risk, large-capitalization companies risk, mid- and small-capitalization companies risk, headline risk, and fees and expenses risk. See the prospectus for a full description of each risk.

Past performance does not guarantee future results, Fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Data provided in this performance overview is for the twelve-month period ended December 31, 2016, unless otherwise noted. Return figures for underlying Fund positions reflect the return of the security from the beginning of the period or the date of first purchase if subsequent thereto through the end of the period or the date the position is completely liquidated. The actual contribution to the Fund will vary based on a number of factors (e.g. trading activity, weighting). Portfolio holding information is as of the end of the twelve-month period, December 31, 2016, unless otherwise noted.

[1]	The companies included in the Morgan Stanley Capital International All Country World Index ex USA are divided into eleven sectors. One or more industry groups make up a sector.
[2]
A company's or sector's contribution to or detraction from the Fund's performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

[3]
This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase, sell, or hold any particular security. The Schedule of Investments lists the Fund's holdings of each company discussed.

SELECTED FUNDS	Management's Discussion of Fund Performance
SELECTED INTERNATIONAL FUND, INC. – (CONTINUED)

Comparison of a $10,000 investment in Selected International Fund Class S versus the
Morgan Stanley Capital International All Country World Index ex USA (MSCI ACWI® ex USA)
over 10 years for an investment made on December 31, 2006

$25,000
$20,000
$15,000
$10,000
$5,000
$0
MSCI ACWI® ex USA
SIF - S
MSCI ACWI® ex USA $11,004
SIF - S $9,830
12/31/06
12/31/07
12/31/08
12/31/09
12/31/10
12/31/11
12/31/12
12/31/13
12/31/14
12/31/15
12/31/16

Average Annual Total Return for periods ended December 31, 2016

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Class D's Inception (May 3, 2004)	Gross Expense Ratio	Net Expense Ratio
Class S	(0.29)%	7.22%	(0.17)%	N/A	1.51%	1.30%
Class D	0.10%	7.74%	0.31%	2.95%	0.87%	0.83%
MSCI ACWI® ex USA	4.50%	5.00%	0.96%	5.35%

On May 1, 2011, the Fund changed its name from Selected Special Shares to Selected International Fund and changed its investment strategy from investing primarily in domestic equity securities to investing primarily in foreign equity securities.  Performance prior to that date is unlikely to be relevant to future performance.

The Fund's performance benefited from IPO purchases in 2010 and 2014. After purchase, the IPOs rapidly increased in value. The Adviser purchases shares intending to benefit from long-term growth of the underlying company; the rapid appreciation of the IPOs were unusual occurrences.

The MSCI ACWI® ex USA is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets, excluding the United States. The Index includes reinvestment of dividends, net of foreign withholding taxes. Investments cannot be made directly in the Index.

The performance data for Selected International Fund contained in this report represents past performance, assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than stated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For more current information please call Selected Funds Investor Services at 1-800-243-1575.

SELECTED FUNDS	Fund Overview
SELECTED AMERICAN SHARES, INC.	December 31, 2016

Portfolio Composition		Industry Weightings
(% of Fund's 12/31/16 Net Assets)		(% of 12/31/16 Stock Holdings)

			Fund	S&P 500®
Common Stock (U.S.)	85.56%	Diversified Financials	16.85%	5.30%
Common Stock (Foreign)	9.09%	Energy	13.46%	7.56%
Preferred Stock (Foreign)	1.86%	Information Technology	13.00%	20.78%
Short-Term Investments	3.59%	Banks	11.94%	6.72%
Other Assets & Liabilities	(0.10)%	Retailing	11.66%	5.40%
	100.00%	Materials	9.24%	2.84%
		Capital Goods	8.42%	7.40%
		Health Care	5.93%	13.63%
		Automobiles & Components	3.06%	0.73%
		Insurance	2.48%	2.78%
		Food & Staples Retailing	1.94%	2.07%
		Media	1.61%	3.07%
		Consumer Durables & Apparel	0.41%	1.25%
		Food, Beverage & Tobacco	–	5.34%
		Other	–	15.13%
			100.00%	100.00%

Top 10 Long-Term Holdings
(% of Fund's 12/31/16 Net Assets)

Alphabet Inc. *	Software & Services	6.91%
Amazon.com, Inc.	Retailing	6.10%
JPMorgan Chase & Co.	Banks	5.83%
Wells Fargo & Co.	Banks	5.69%
Apache Corp.	Energy	5.45%
Berkshire Hathaway Inc., Class A	Diversified Financial Services	4.97%
Bank of New York Mellon Corp.	Capital Markets	4.63%
American Express Co.	Consumer Finance	4.04%
United Technologies Corp.	Capital Goods	3.65%
Encana Corp.	Energy	2.84%

*Alphabet Inc. holding includes Class A and Class C.

SELECTED FUNDS	Fund Overview
SELECTED AMERICAN SHARES, INC. – (CONTINUED)	December 31, 2016

New Positions Added (01/01/16-12/31/16)
(Highlighted positions are those greater than 2.00% of the Fund's 12/31/16 net assets)
Security	Industry	Date of 1st Purchase	% of Fund's 12/31/16 Net Assets
Adient PLC	Automobiles & Components	10/26/16	1.86%
Aetna Inc.	Health Care Equipment & Services	09/15/16	2.24%
Axalta Coating Systems Ltd.	Materials	12/16/16	0.54%
Delphi Automotive PLC	Automobiles & Components	08/15/16	1.09%
EQT Corp.	Energy	06/10/16	0.93%
HP Inc.	Technology Hardware & Equipment	02/24/16	–
Johnson Controls International PLC	Capital Goods	01/29/16	2.54%
Safran S.A.	Capital Goods	05/19/16	1.71%

Positions Closed (01/01/16-12/31/16)
(Gains and losses greater than $20,000,000 are highlighted)
Security	Industry	Date of Final Sale	Realized Gain (Loss)
Activision Blizzard, Inc.	Software & Services	07/29/16	$134,723,055
Advance Auto Parts, Inc.	Retailing	09/22/16	(219,940)
California Resources Corp.	Energy	03/29/16	(54,302)
Charles Schwab Corp.	Capital Markets	12/08/16	39,751,245
Citizens Financial Group Inc.	Banks	11/11/16	5,934,061
Compagnie Financiere Richemont S.A., Unit A	Consumer Durables & Apparel	02/05/16	(5,769,928)
Diageo PLC	Food, Beverage & Tobacco	02/22/16	29,039,297
EOG Resources, Inc.	Energy	03/07/16	7,078,020
Heineken Holding N.V.	Food, Beverage & Tobacco	05/17/16	21,522,693
HP Inc.	Technology Hardware & Equipment	08/01/16	3,184,617
Kuehne + Nagel International AG	Transportation	03/01/16	12,382,514
Laboratory Corp. of America Holdings	Health Care Equipment & Services	04/21/16	6,471,952
Las Vegas Sands Corp.	Consumer Services	05/27/16	(31,414,540)
Moody's Corp.	Capital Markets	11/07/16	4,174,440
PACCAR Inc.	Capital Goods	09/20/16	6,816,926
Qihoo 360 Technology Co. Ltd, Class A, ADR	Software & Services	03/08/16	3,944,338
Quest Diagnostics Inc.	Health Care Equipment & Services	09/02/16	11,528,913
Schneider Electric SE	Capital Goods	02/01/16	(6,652,575)
Standard Chartered PLC	Banks	10/04/16	(19,733,707)
Ultra Petroleum Corp.	Energy	02/19/16	(47,335,006)

SELECTED FUNDS	Fund Overview
SELECTED INTERNATIONAL FUND, INC.	December 31, 2016

Portfolio Composition		Industry Weightings
(% of Fund's 12/31/16 Net Assets)		(% of 12/31/16 Stock Holdings)

			Fund	MSCI ACWI® EX USA
Common Stock (Foreign)	82.38%	Retailing	19.56%	1.63%
Preferred Stock (Foreign)	10.54%	Capital Goods	10.26%	7.88%
Short-Term Investments	5.43%	Energy	9.11%	7.25%
Other Assets & Liabilities	1.65%	Materials	8.79%	7.97%
	100.00%	Health Care	8.33%	8.09%
		Media	8.08%	1.47%
		Diversified Financials	8.07%	3.22%
		Transportation	7.43%	2.60%
		Information Technology	6.93%	9.30%
		Consumer Services	5.40%	1.28%
		Insurance	4.42%	5.32%
		Consumer Durables & Apparel	2.36%	2.51%
		Commercial & Professional Services	1.26%	1.18%
		Banks	–	14.86%
		Food, Beverage & Tobacco	–	5.74%
		Telecommunication Services	–	4.65%
		Other	–	15.05%
			100.00%	100.00%

Country Diversification		Top 10 Long-Term Holdings
(% of 12/31/16 Stock Holdings)		(% of Fund's 12/31/16 Net Assets)

China	39.16%	Encana Corp.	7.57%
Switzerland	12.14%	Didi Chuxing Joint Co., Series A, Pfd.	6.73%
Canada	10.27%	Naspers Ltd. - N	5.38%
France	8.84%	LafargeHolcim Ltd.	4.17%
Brazil	7.67%	Sul America S.A.	4.10%
South Africa	5.79%	JD.com Inc., Class A, ADR	3.88%
Germany	4.41%	Internet Plus Holdings Ltd., Series A-10, Pfd.	3.81%
India	3.42%	Safran S.A.	3.76%
United Kingdom	2.58%	Schneider Electric SE	3.71%
Netherlands	2.36%	Novartis AG, ADR	3.37%
Mexico	2.29%
Belgium	1.07%
	100.00%

SELECTED FUNDS	Fund Overview
SELECTED INTERNATIONAL FUND, INC. – (CONTINUED)	December 31, 2016

New Positions Added (01/01/16-12/31/16)
(Highlighted positions are those greater than 3.00% of the Fund's 12/31/16 net assets)
Security	Industry	Date of 1st Purchase	% of Fund's 12/31/16 Net Assets
Alibaba Group Holding Ltd., ADR	Software & Services	11/28/16	2.48%
New Oriental Education & Technology
Group, Inc., ADR	Consumer Services	04/13/16	2.20%
Novartis AG, ADR	Pharmaceuticals, Biotechnology &
	Life Sciences	10/28/16	3.37%
Roche Holding AG - Genusschein	Pharmaceuticals, Biotechnology &
	Life Sciences	10/28/16	3.29%
Safran S.A.	Capital Goods	05/19/16	3.76%
TAL Education Group, Class A, ADR	Consumer Services	04/12/16	2.50%
ZTO Express (Cayman) Inc., Class A, ADR	Transportation	10/27/16	2.03%

Positions Closed (01/01/16-12/31/16)
(Gains and losses greater than $500,000 are highlighted)
Security	Industry	Date of Final Sale	Realized Gain (Loss)
Air Liquide S.A., Stock Rights	Materials	09/27/16	$12,157
Assa Abloy AB, Class B	Capital Goods	10/31/16	384,473
Compagnie Financiere Richemont S.A., Unit A	Consumer Durables & Apparel	02/05/16	16,929
Dabur India Ltd.	Household & Personal Products	02/03/16	(371,755)
Diageo PLC	Food, Beverage & Tobacco	05/23/16	(375,146)
Diagnosticos da America S.A.	Health Care Equipment & Services	02/01/16	(631,562)
Essilor International S.A.	Health Care Equipment & Services	11/29/16	538,902
Havells India Ltd.	Capital Goods	03/11/16	(12,223)
Heineken Holding N.V.	Food, Beverage & Tobacco	05/17/16	1,068,759
Hermes International	Consumer Durables & Apparel	10/31/16	486,969
IMI PLC	Capital Goods	09/19/16	(97,662)
Kuehne + Nagel International AG	Transportation	12/08/16	1,016,714
L'Oréal S.A.	Household & Personal Products	11/29/16	74,868
Lindt & Spuengli AG - Participation Certificate	Food, Beverage & Tobacco	01/12/16	1,526,424
Marico Ltd.	Household & Personal Products	02/03/16	141,825
Qihoo 360 Technology Co. Ltd., Class A, ADR	Software & Services	01/20/16	523,106
Rolls-Royce Holdings PLC	Capital Goods	02/12/16	(80,520)
Standard Chartered PLC	Banks	10/04/16	(430,270)
United Spirits Ltd.	Food, Beverage & Tobacco	11/30/16	(258,809)
Youku Tudou Inc., Class A, ADR	Software & Services	01/20/16	503,302

SELECTED FUNDS	Expense Example

As a shareholder of each Fund, you incur ongoing costs, including advisory and administrative fees, distribution and/or service (12b-1) fees, and other Fund expenses. As a shareholder of Selected International Fund, you may also incur transaction costs, which consist of redemption fees. The Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for each class is for the six-month period ended December 31, 2016.

Actual Expenses

The information represented in the row entitled "Actual" provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Selected Funds. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Hypothetical Example for Comparison Purposes

The information represented in the row entitled "Hypothetical" provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Selected Funds. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the information in the row entitled "Hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	(07/01/16)	(12/31/16)	(07/01/16-12/31/16)
Selected American Shares
Class S (annualized expense ratio 0.97%**)
Actual	$1,000.00	$1,130.84	$5.20
Hypothetical	$1,000.00	$1,020.26	$4.93
Class D (annualized expense ratio 0.65%**)
Actual	$1,000.00	$1,132.31	$3.48
Hypothetical	$1,000.00	$1,021.87	$3.30
Selected International Fund
Class S (annualized expense ratio 1.30%**)
Actual	$1,000.00	$1,025.52	$6.62
Hypothetical	$1,000.00	$1,018.60	$6.60
Class D (annualized expense ratio 0.88%**)
Actual	$1,000.00	$1,027.39	$4.48
Hypothetical	$1,000.00	$1,020.71	$4.47

Hypothetical assumes 5% annual return before expenses.

*Expenses are equal to each Class's annualized operating expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

**The expense ratios reflect the impact, if any, of certain reimbursements.

SELECTED FUNDS	Schedule of Investments
SELECTED AMERICAN SHARES, INC.	December 31, 2016

	Shares	Value (Note 1)
COMMON STOCK – (94.65%)
CONSUMER DISCRETIONARY – (14.30%)
Automobiles & Components – (2.95%)
Adient PLC *	759,380	$44,499,668
Delphi Automotive PLC	384,630	25,904,830
		70,404,498
Consumer Durables & Apparel – (0.40%)
Hunter Douglas N.V. (Netherlands)	169,668	9,546,228
Media – (1.56%)
Liberty Global PLC, LiLAC Class C *	194,412	4,115,702
Liberty Global PLC, Series C *	1,111,838	33,021,589
		37,137,291
Retailing – (9.39%)
Amazon.com, Inc. *	193,910	145,407,292
CarMax, Inc. *	657,160	42,314,532
Liberty Expedia Holdings, Inc., Series A *	61,115	2,424,432
Liberty Interactive Corp., Liberty Ventures, Series A *	91,673	3,379,984
Liberty Interactive Corp., QVC Group, Series A *	299,008	5,974,180
Liberty TripAdvisor Holdings Inc., Series A *	84,765	1,275,713
Priceline Group Inc. *	15,716	23,040,599
		223,816,732
	Total Consumer Discretionary	340,904,749
CONSUMER STAPLES – (1.87%)
Food & Staples Retailing – (1.87%)
Costco Wholesale Corp.	278,730	44,627,460
	Total Consumer Staples	44,627,460
ENERGY – (13.00%)
Apache Corp.	2,046,490	129,890,720
Cabot Oil & Gas Corp.	1,541,440	36,008,038
Encana Corp. (Canada)	5,760,233	67,625,136
EQT Corp.	338,463	22,135,480
Occidental Petroleum Corp.	760,482	54,169,133
	Total Energy	309,828,507
FINANCIALS – (30.17%)
Banks – (11.52%)
JPMorgan Chase & Co.	1,610,996	139,012,845
Wells Fargo & Co.	2,461,631	135,660,484
		274,673,329
Diversified Financials – (16.26%)
Capital Markets – (4.63%)
Bank of New York Mellon Corp.	2,331,301	110,457,041
Consumer Finance – (5.28%)
American Express Co.	1,299,110	96,238,069
Capital One Financial Corp.	340,099	29,670,237
		125,908,306
Diversified Financial Services – (6.35%)
Berkshire Hathaway Inc., Class A *	485	118,398,685
Visa Inc., Class A	421,296	32,869,514
		151,268,199
		387,633,546

SELECTED FUNDS	Schedule of Investments
SELECTED AMERICAN SHARES, INC. - (CONTINUED)	December 31, 2016

	Shares/Units	Value (Note 1)
COMMON STOCK – (CONTINUED)
FINANCIALS – (CONTINUED)
Insurance – (2.39%)
Multi-line Insurance – (1.26%)
Fairfax Financial Holdings Ltd. (Canada)	6,127	$2,982,011
Loews Corp.	576,125	26,979,934
		29,961,945
Property & Casualty Insurance – (1.13%)
Chubb Ltd.	127,289	16,817,423
Markel Corp. *	11,345	10,261,552
		27,078,975
		57,040,920
	Total Financials	719,347,795
HEALTH CARE – (5.72%)
Health Care Equipment & Services – (5.37%)
Aetna Inc.	430,840	53,428,468
Express Scripts Holding Co. *	455,377	31,325,384
UnitedHealth Group Inc.	269,949	43,202,638
		127,956,490
Pharmaceuticals, Biotechnology & Life Sciences – (0.35%)
Valeant Pharmaceuticals International, Inc. (Canada)*	584,691	8,489,713
	Total Health Care	136,446,203
INDUSTRIALS – (8.13%)
Capital Goods – (8.13%)
Johnson Controls International PLC	1,471,406	60,607,213
Orascom Construction Ltd. (United Arab Emirates)*	647,923	3,395,117
Safran S.A. (France)	566,892	40,828,889
United Technologies Corp.	794,985	87,146,256
Wesco Aircraft Holdings, Inc. *	122,520	1,831,674
		193,809,149
	Total Industrials	193,809,149
INFORMATION TECHNOLOGY – (12.54%)
Semiconductors & Semiconductor Equipment – (2.02%)
Texas Instruments Inc.	661,505	48,270,020
Software & Services – (10.52%)
Alphabet Inc., Class A *	84,309	66,810,667
Alphabet Inc., Class C *	127,016	98,033,489
ASAC II L.P. *(a)	1,174,606	1,115,641
CommerceHub, Inc., Series A *	15,238	228,722
CommerceHub, Inc., Series C *	30,578	459,587
Facebook Inc., Class A *	358,198	41,210,680
Fang Holdings Ltd., Class A, ADR (China)*	1,016,789	3,335,068
Microsoft Corp.	388,937	24,168,545
Oracle Corp.	401,990	15,456,516
		250,818,915
	Total Information Technology	299,088,935

SELECTED FUNDS	Schedule of Investments
SELECTED AMERICAN SHARES, INC. - (CONTINUED)	December 31, 2016

	Shares/Principal	Value (Note 1)
COMMON STOCK – (CONTINUED)
MATERIALS – (8.92%)
Axalta Coating Systems Ltd. *	472,800	$12,860,160
Ecolab Inc.	182,245	21,362,759
LafargeHolcim Ltd. (Switzerland)	1,184,838	62,254,997
Monsanto Co.	575,028	60,498,696
OCI N.V. (Netherlands)*	1,045,786	18,252,044
Praxair, Inc.	319,741	37,470,448
	Total Materials	212,699,104
TOTAL COMMON STOCK – (Identified cost $1,531,408,876)		2,256,751,902
PREFERRED STOCK – (1.86%)
CONSUMER DISCRETIONARY – (1.86%)
Retailing – (1.86%)
Didi Chuxing Joint Co., Series A (China)*(a)	1,161,716	44,409,034
TOTAL PREFERRED STOCK – (Identified cost $32,238,474)		44,409,034
SHORT-TERM INVESTMENTS – (3.59%)
INTL FCStone Financial Inc. Joint Repurchase Agreement, 0.62%, 01/03/17, dated 12/30/16, repurchase value of $12,679,873 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.00%-9.50%, 02/15/17-12/01/46, total market value $12,932,580)	$12,679,000	12,679,000
Mizuho Securities USA Inc. Joint Repurchase Agreement, 0.45%, 01/03/17, dated 12/30/16, repurchase value of $4,538,227 (collateralized by: U.S. Government agency mortgage in a pooled cash account, 3.50%, 09/01/46, total market value $4,628,760)	4,538,000	4,538,000
Nomura Securities International, Inc. Joint Repurchase Agreement, 0.50%, 01/03/17, dated 12/30/16, repurchase value of $50,717,818 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 3.50%, 05/20/45-04/20/46, total market value $51,729,300)	50,715,000	50,715,000
SunTrust Robinson Humphrey, Inc. Joint Repurchase Agreement, 0.49%, 01/03/17, dated 12/30/16, repurchase value of $17,750,966 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.525%-4.50%, 04/01/25-11/01/44, total market value $18,105,000)	17,750,000	17,750,000
TOTAL SHORT-TERM INVESTMENTS – (Identified cost $85,682,000)		85,682,000
Total Investments – (100.10%) – (Identified cost $1,649,329,350) – (b)		2,386,842,936
Liabilities Less Other Assets – (0.10%)		(2,454,156)
Net Assets – (100.00%)		$2,384,388,780

SELECTED FUNDS	Schedule of Investments
SELECTED AMERICAN SHARES, INC. - (CONTINUED)	December 31, 2016

ADR: American Depositary Receipt

*	Non-Income producing security.

(a)	Restricted Security – See Note 7 of the Notes to Financial Statements.

(b)	Aggregate cost for federal income tax purposes is $1,659,739,031. At December 31, 2016, unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

	Unrealized appreciation	$882,805,543
	Unrealized depreciation	(155,701,638)
	Net unrealized appreciation	$727,103,905

See Notes to Financial Statements

SELECTED FUNDS	Schedule of Investments
SELECTED INTERNATIONAL FUND, INC.	December 31, 2016

	Shares/Units	Value (Note 1)
COMMON STOCK – (82.38%)
CONSUMER DISCRETIONARY – (22.35%)
Consumer Durables & Apparel – (2.19%)
Hunter Douglas N.V. (Netherlands)	23,532	$1,324,008
Consumer Services – (5.02%)
New Oriental Education & Technology Group, Inc., ADR (China)*	31,576	1,329,350
TAL Education Group, Class A, ADR (China)*	21,528	1,510,189
Xiabu Xiabu Catering Management Co., Ltd. (China)	277,238	191,630
		3,031,169
Media – (7.51%)
Grupo Televisa S.A.B., ADR (Mexico)	61,469	1,284,087
Naspers Ltd. - N (South Africa)	22,174	3,251,875
		4,535,962
Retailing – (7.63%)
Ctrip.com International, Ltd., ADR (China)*	13,367	534,680
JD.com Inc., Class A, ADR (China)*	92,215	2,345,950
Jumei International Holding Ltd., Class A, ADR (China)*	4,057	20,326
Vipshop Holdings Ltd., Class A, ADR (China)*	155,437	1,711,361
		4,612,317
	Total Consumer Discretionary	13,503,456
ENERGY – (8.47%)
Encana Corp. (Canada)	389,535	4,573,141
Paramount Resources Ltd., Class A (Canada)*	40,450	544,394
	Total Energy	5,117,535
FINANCIALS – (11.60%)
Diversified Financials – (7.50%)
Capital Markets – (6.06%)
BM&FBOVESPA S.A. (Brazil)	360,520	1,827,689
Noah Holdings Ltd., ADS (China)*	83,644	1,834,313
		3,662,002
Diversified Financial Services – (1.44%)
Groupe Bruxelles Lambert S.A. (Belgium)	7,170	601,687
Pargesa Holding S.A., Bearer Shares (Switzerland)	4,131	268,963
		870,650
		4,532,652
Insurance – (4.10%)
Multi-line Insurance – (4.10%)
Sul America S.A. (Brazil)	448,400	2,479,860
	Total Financials	7,012,512
HEALTH CARE – (7.74%)
Pharmaceuticals, Biotechnology & Life Sciences – (7.74%)
Novartis AG, ADR (Switzerland)	28,000	2,039,520
Roche Holding AG - Genusschein (Switzerland)	8,700	1,987,253
Valeant Pharmaceuticals International, Inc. (Canada)*	44,909	652,079
	Total Health Care	4,678,852
INDUSTRIALS – (17.61%)
Capital Goods – (9.53%)
Brenntag AG (Germany)	9,184	510,446
Meggitt PLC (United Kingdom)	130,817	739,350
Safran S.A. (France)	31,521	2,270,216

SELECTED FUNDS	Schedule of Investments
SELECTED INTERNATIONAL FUND, INC. - (CONTINUED)	December 31, 2016

	Shares/Principal	Value (Note 1)
COMMON STOCK – (CONTINUED)
INDUSTRIALS – (CONTINUED)
Capital Goods – (Continued)
Schneider Electric SE (France)	32,214	$2,241,796
		5,761,808
Commercial & Professional Services – (1.17%)
IWG PLC (United Kingdom)	233,767	708,712
Transportation – (6.91%)
CAR Inc. (China)*	1,053,241	1,026,823
InterGlobe Aviation Ltd. (India)	159,067	1,921,835
ZTO Express (Cayman) Inc., Class A, ADR (China)*	101,528	1,225,443
		4,174,101
	Total Industrials	10,644,621
INFORMATION TECHNOLOGY – (6.44%)
Software & Services – (6.44%)
58.com Inc., Class A, ADR (China)*	2,346	65,688
Alibaba Group Holding Ltd., ADR (China)*	17,050	1,497,161
Baidu, Inc., Class A, ADR (China)*	3,847	632,485
Fang Holdings Ltd., Class A, ADR (China)*	368,501	1,208,683
YY Inc., Class A, ADR (China)*	12,380	488,020
	Total Information Technology	3,892,037
MATERIALS – (8.17%)
Air Liquide S.A. (France)	4,042	449,521
LafargeHolcim Ltd. (Switzerland)	48,003	2,522,224
Linde AG (Germany)	11,952	1,963,937
	Total Materials	4,935,682
TOTAL COMMON STOCK – (Identified cost $53,474,546)		49,784,695
PREFERRED STOCK – (10.54%)
CONSUMER DISCRETIONARY – (10.54%)
Retailing – (10.54%)
Didi Chuxing Joint Co., Series A (China)*(a)	106,435	4,068,702
Internet Plus Holdings Ltd., Series A-10 (China)*(a)	616,958	2,302,919
	Total Consumer Discretionary	6,371,621
TOTAL PREFERRED STOCK – (Identified cost $4,861,352)		6,371,621
SHORT-TERM INVESTMENTS – (5.43%)
INTL FCStone Financial Inc. Joint Repurchase Agreement, 0.62%, 01/03/17, dated 12/30/16, repurchase value of $486,033 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.00%-9.50%, 02/15/17-12/01/46, total market value $495,720)	$486,000	486,000
Mizuho Securities USA Inc. Joint Repurchase Agreement, 0.45%, 01/03/17, dated 12/30/16, repurchase value of $173,009 (collateralized by: U.S. Government agency mortgage in a pooled cash account, 3.50%, 09/01/46, total market value $176,460)	173,000	173,000

SELECTED FUNDS	Schedule of Investments
SELECTED INTERNATIONAL FUND, INC. - (CONTINUED)	December 31, 2016

		Principal	Value (Note 1)
SHORT-TERM INVESTMENTS – (CONTINUED)
	Nomura Securities International, Inc. Joint Repurchase Agreement, 0.50%, 01/03/17, dated 12/30/16, repurchase value of $1,942,108 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.39%-4.50%, 11/01/26-12/20/40, total market value $1,980,840)	$1,942,000	$1,942,000
	SunTrust Robinson Humphrey, Inc. Joint Repurchase Agreement, 0.49%, 01/03/17, dated 12/30/16, repurchase value of $680,037 (collateralized by: U.S. Government agency mortgages and obligation in a pooled cash account, 2.50%-3.50%, 03/20/24-12/01/46, total market value $693,600)	680,000	680,000
		TOTAL SHORT-TERM INVESTMENTS – (Identified cost $3,281,000)	3,281,000
		Total Investments – (98.35%) – (Identified cost $61,616,898) – (b)	59,437,316
		Other Assets Less Liabilities – (1.65%)	999,527
		Net Assets – (100.00%)	$60,436,843

ADR: American Depositary Receipt

ADS: American Depositary Share

*	Non-Income producing security.

(a)	Restricted Security – See Note 7 of the Notes to Financial Statements.

(b)	Aggregate cost for federal income tax purposes is $63,172,747. At December 31, 2016, unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

		Unrealized appreciation	$5,233,959
		Unrealized depreciation	(8,969,390)
		Net unrealized depreciation	$(3,735,431)

See Notes to Financial Statements

SELECTED FUNDS	Statements of Assets and Liabilities
At December 31, 2016

	Selected American Shares	Selected International Fund
ASSETS:
Investments in securities at value* (see accompanying Schedules of Investments)	$2,386,842,936	$59,437,316
Cash	3,052	1,597
Receivables:
Capital stock sold	3,879,455	8,133
Dividends and interest	1,958,739	162,395
Investment securities sold	1,890,369	940,689
Prepaid expenses	83,251	3,693
Due from Adviser	–	1,845
Total assets	2,394,657,802	60,555,668
LIABILITIES:
Payables:
Capital stock redeemed	5,564,531	21,158
Investment securities purchased	2,853,485	–
Accrued audit fees	19,294	6,904
Accrued custodian fees	141,800	34,528
Accrued distribution service fees	225,044	2,187
Accrued investment advisory fees	1,185,839	29,847
Accrued transfer agent fees	261,293	11,617
Other accrued expenses	17,736	12,584
Total liabilities	10,269,022	118,825
NET ASSETS	$2,384,388,780	$60,436,843
NET ASSETS CONSIST OF:
Par value of shares of capital stock	$83,294,140	$1,439,730
Additional paid-in capital	1,522,532,645	63,104,899
Distributions in excess of net investment income	(1,434,118)	(26,857)
Accumulated net realized gains (losses) from investments	42,558,954	(1,893,571)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	737,437,159	(2,187,358)
Net Assets	$2,384,388,780	$60,436,843
CLASS S SHARES:
Net assets	$993,371,555	$8,425,961
Shares outstanding	27,781,496	806,639
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$35.76	$10.45
CLASS D SHARES:
Net assets	$1,391,017,225	$52,010,882
Shares outstanding	38,853,816	4,952,281
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$35.80	$10.50

*Including:
Cost of investments	$1,649,329,350	$61,616,898

See Notes to Financial Statements

SELECTED FUNDS	Statements of Operations
For the year ended December 31, 2016

	Selected American Shares	Selected International Fund
INVESTMENT INCOME:
Income:
Dividends*	$35,424,299	$896,725
Interest	224,720	18,508
Net securities lending fees	9,503	418
Total income	35,658,522	915,651
Expenses:
Investment advisory fees (Note 3)	14,427,008	417,599
Custodian fees	377,107	87,254
Transfer agent fees:
Class S	1,253,810	38,419
Class D	725,249	36,775
Audit fees	59,925	21,738
Legal fees	35,471	7,006
Reports to shareholders	162,352	5,209
Directors' fees and expenses	507,733	17,185
Registration and filing fees	62,794	42,144
Miscellaneous	129,839	22,144
Distribution service fees (Note 3):
Class S	2,607,157	21,811
Total expenses	20,348,445	717,284
Reimbursement of expenses by Adviser (Note 3)	–	(14,141)
Reimbursement of expenses by Custodian (Note 3)	(48,142)	(34,437)
Net expenses	20,300,303	668,706
Net investment income	15,358,219	246,945
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
Investment transactions**	520,950,166	6,802,251
Foreign currency transactions	20,847	(38,528)
Net realized gain	520,971,013	6,763,723
Net change in unrealized appreciation (depreciation)***	(279,746,874)	(4,922,644)
Net realized and unrealized gain on investments and foreign currency transactions	241,224,139	1,841,079
Net increase in net assets resulting from operations	$256,582,358	$2,088,024

*Net of foreign taxes withheld of	$239,271	$87,051

**Net of foreign taxes of	–	6,232

***Net of deferred foreign taxes of	–	(176,063)

See Notes to Financial Statements

SELECTED FUNDS	Statements of Changes in Net Assets
For the year ended December 31, 2016

	Selected American Shares	Selected International Fund
OPERATIONS:
Net investment income	$15,358,219	$246,945
Net realized gain from investments and foreign currency transactions	520,971,013	6,763,723
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(279,746,874)	(4,922,644)
Net increase in net assets resulting from operations	256,582,358	2,088,024
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class S	(7,542,381)	–
Class D	(15,057,441)	(205,383)
Realized gains from investment transactions:
Class S	(141,827,218)	–
Class D	(199,916,750)	–
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets resulting from capital share transactions (Note 4):
Class S	(153,378,575)	(642,518)
Class D	(666,677,813)	(23,997,153)
Total decrease in net assets	(927,817,820)	(22,757,030)
NET ASSETS:
Beginning of year	3,312,206,600	83,193,873
End of year*	$2,384,388,780	$60,436,843

*Including distributions in excess of net investment income	$(1,434,118)	$(26,857)

See Notes to Financial Statements

SELECTED FUNDS	Statements of Changes in Net Assets
For the year ended December 31, 2015

	Selected American Shares	Selected International Fund
OPERATIONS:
Net investment income	$31,802,598	$646,421
Net realized gain from investments and foreign currency transactions	1,309,357,242	1,863,908
Net decrease in unrealized appreciation on investments and foreign currency transactions	(1,164,408,890)	(2,238,818)
Net increase in net assets resulting from operations	176,750,950	271,511
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class S	(8,591,125)	(35,593)
Class D	(24,272,082)	(663,120)
Realized gains from investment transactions:
Class S	(228,257,585)	(434,572)
Class D	(477,128,438)	(3,516,545)
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets resulting from capital share transactions (Note 4):
Class S	(207,146,191)	(1,589,479)
Class D	(1,164,564,928)	(11,342,610)
Total decrease in net assets	(1,933,209,399)	(17,310,408)
NET ASSETS:
Beginning of year	5,245,415,999	100,504,281
End of year*	$3,312,206,600	$83,193,873

*Including distributions in excess of net investment income	$(2,181,185)	$(418,874)

See Notes to Financial Statements

SELECTED FUNDS	Notes to Financial Statements
December 31, 2016

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Selected Funds ("Funds") consist of Selected American Shares, Inc. (a Maryland corporation) ("Selected American Shares") and Selected International Fund, Inc. (a Maryland corporation) ("Selected International Fund"). The Funds are registered under the Investment Company Act of 1940, as amended, as diversified, open-end management investment companies. The Funds follow the reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

Selected American Shares' investment objective is to achieve both capital growth and income. The Fund principally invests in common stocks issued by large companies with market capitalizations of at least $10 billion.

Selected International Fund was formerly known as Selected Special Shares. Effective May 1, 2011, Selected International Fund modified its investment strategy to invest principally in common stocks issued by foreign companies, including companies in developed or emerging markets. The Fund may invest in large, medium, or small companies without regard to market capitalization and maintains its investment objective to achieve capital growth.

An investment in the Funds, as with any mutual fund, includes risks that vary depending upon the Funds' investment objectives and policies. There is no assurance that the investment objective of any fund will be achieved. Each Fund's return and net asset value will fluctuate.

Class S and Class D shares are sold at net asset value. Income, expenses (other than those attributable to a specific class), and gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by each class. Operating expenses directly attributable to a specific class are charged against the operations of that class. All classes have identical rights with respect to voting (exclusive of each class' distribution arrangement), liquidation, and distributions. Selected International Fund assesses a 2% fee on the proceeds of Fund shares that are redeemed (either by selling or exchanging into Selected American Shares) within 30 days of their purchase. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Security Valuation - The Funds calculate the net asset value of their shares as of the close of the New York Stock Exchange ("Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed on the Exchange (and other national exchanges including NASDAQ) are valued at the last reported sales price on the day of valuation. Listed securities for which no sale was reported on that date are valued at the last quoted bid price. Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded prior to the time when the Funds' assets are valued. Securities (including restricted securities) for which market quotations are not readily available or securities whose values have been materially affected by what Davis Selected Advisers, L.P. ("Adviser"), the Funds' investment adviser, identifies as a significant event occurring before the Funds' assets are valued, but after the close of their respective exchanges will be fair valued using a fair valuation methodology applicable to the security type or the significant event as previously approved by the Funds' Pricing Committee and Board of Directors. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Adviser's portfolio management team, when determining the fair value of a security. To assess the appropriateness of security valuations, the Adviser may consider (i) comparing prior day prices and/or prices of comparable securities; (ii) comparing sale prices to the prior or current day prices and challenge those prices exceeding certain tolerance levels with the third-party pricing service or broker source; (iii) new rounds of financing; (iv) the performance of the market or the issuer's industry; (v) the liquidity of the security; (vi) the size of the holding in a fund; and/or (vii) any other appropriate information. The determination of a security's fair value price often involves the consideration of a number of subjective factors and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security's value would be if a reliable market quotation of the security was readily available. Fair value determinations are subject to review, approval, and ratification by the Funds' Board of Directors at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Fair valuation methods used by the Funds may include, but are not limited to, valuing securities initially at cost (excluding commissions) and subsequently adjusting the value due to: additional transactions by the issuer, changes in company specific fundamentals and changes in the value of similar securities. Values may be further adjusted for any discounts related to security-specific resale restrictions.

SELECTED FUNDS	Notes to Financial Statements – (Continued)
December 31, 2016

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Security Valuation - (Continued)

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value.

The Funds' valuation procedures are reviewed and subject to approval by the Board of Directors. There have been no significant changes to the fair valuation procedures during the period.

Fair Value Measurements - Fair value is defined as the price that the Funds would receive upon selling an investment in an orderly transaction to an independent buyer in the principal market for the investment. Various inputs are used to determine the fair value of the Funds' investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	quoted prices in active markets for identical securities
Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Funds can obtain the fair value assigned to a security if they were to sell the security.

The following is a summary of the inputs used as of December 31, 2016 in valuing each Fund's investments carried at value:

	Investments in Securities at Value
	Selected	Selected
	American Shares	International Fund
Valuation inputs
Level 1 – Quoted Prices:
Equity securities:
Consumer Discretionary	$340,904,749	$13,503,456
Consumer Staples	44,627,460	–
Energy	309,828,507	5,117,535
Financials	719,347,795	7,012,512
Health Care	136,446,203	4,678,852
Industrials	193,809,149	10,644,621
Information Technology	297,973,294	3,892,037
Materials	212,699,104	4,935,682
Total Level 1	2,255,636,261	49,784,695
Level 2 – Other Significant Observable Inputs:
Short-term securities	85,682,000	3,281,000
Total Level 2	85,682,000	3,281,000
Level 3 – Significant Unobservable Inputs:
Equity securities:
Consumer Discretionary	44,409,034	6,371,621
Information Technology	1,115,641	–
Total Level 3	45,524,675	6,371,621
Total Investments	$2,386,842,936	$59,437,316

There were no transfers of investments between Level 1 and Level 2 of the fair value hierarchy during the year ended December 31, 2016.

SELECTED FUNDS	Notes to Financial Statements – (Continued)
December 31, 2016

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Fair Value Measurements - (Continued)

The following table reconciles the valuation of assets in which significant unobservable inputs (Level 3) were used in determining fair value during the year ended December 31, 2016:

	Selected American Shares	Selected International Fund
Investment Securities:
Beginning balance	$223,278,882	$5,312,970
Cost of purchases	29,010,544	56,872
Proceeds from sales	(97,015,021)	–
Net change in unrealized appreciation (depreciation)	(109,749,730)	1,001,779
Ending balance	$45,524,675	$6,371,621

Net change in unrealized appreciation (depreciation) during the period on Level 3 securities still held at December 31, 2016 and included in the change in net assets for the year	$11,737,169	$1,001,779

There were no transfers of investments into or out of Level 3 of the fair value hierarchy during the period. The cost of purchases or proceeds from sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) are included in the related amounts on investments in the Statements of Operations.

The following table is a summary of those assets in which significant unobservable inputs (Level 3) were used by the Adviser in determining fair value. Note that these amounts exclude any valuations provided by a pricing service or broker.

Assets Table

Fund	Investments at Value	Fair Value at December 31, 2016	Valuation Technique	Unobservable Input(s)	Amount(s)
Selected American Shares	Common Stock	$1,115,641	Discounted Cash Flow	Annualized Yield	2.523%

	Preferred Stock	44,409,034	Market Approach	Transaction Price	$38.2271
		$45,524,675

Selected International Fund	Preferred Stock	$4,068,702	Market Approach	Transaction Price	$38.2271

	Preferred Stock	2,302,919	Market Approach	Transaction Price Conversion Price Adjustment	$3.8607 3.32%
		$6,371,621

The significant unobservable inputs listed in the above table are used in the fair value measurement of equity securities, and if changed, would affect the fair value of the Funds' investments. The transaction price inputs are attributable to private securities and include assumptions made from private transactions. An increase or decrease in these inputs would result in higher or lower fair value measurements.

Master Repurchase Agreements - The Funds, along with other affiliated funds, may transfer uninvested cash balances into one or more master repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. Government securities. A custodian bank holds securities pledged as collateral for repurchase agreements until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

SELECTED FUNDS	Notes to Financial Statements – (Continued)
December 31, 2016

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Currency Translation - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. Dollar based upon the mean between the bid and offered quotations of the currencies against U.S. Dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

Foreign Currency - The Funds may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. Dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the forward currency contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Funds to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

Reported net realized foreign exchange gains or losses arise from the sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books, and the U.S. Dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. The Funds include foreign currency gains and losses realized on the sales of investments together with market gains and losses on such investments in the Statements of Operations.

Federal Income Taxes - It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute substantially all of its taxable income, including any net realized gains on investments not offset by loss carryovers, to shareholders. Therefore, no provision for federal income or excise tax is required. The Adviser has analyzed the Funds' tax positions taken on federal and state income tax returns for all open tax years and has concluded that as of December 31, 2016, no provision for income tax is required in the Funds' financial statements related to these tax positions. The Funds' federal and state (Arizona) income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2013.

Capital losses will be carried forward to future years if not offset by gains. At December 31, 2016, Selected International Fund had available for federal income tax purposes unused capital loss carryforwards as follows:

Capital Loss Carryforwards (No expiration)

Short-term	$134,003
Long-term	203,716
Total	$337,719

Additionally, based on the Funds' understanding of the tax rules and rates related to income, gains, and transactions for the foreign jurisdictions in which they invest, the Funds will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Securities Transactions and Related Investment Income - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

SELECTED FUNDS	Notes to Financial Statements – (Continued)
December 31, 2016

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date. Net investment income (loss), net realized gains (losses), and net unrealized appreciation (depreciation) on investments may differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, in-kind redemptions, equalization accounting for tax purposes, corporate actions, partnership income, deferred compensation, and passive foreign investment company shares. The character of dividends and distributions made during the fiscal year from net investment income and net realized securities gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or realized gain was recorded by the Funds. The Funds adjust certain components of capital to reflect permanent differences between financial statement amounts and net income and realized gains/losses determined in accordance with income tax rules. Accordingly, during the year ended December 31, 2016, for Selected American Shares, amounts have been reclassified to reflect a decrease in distributions in excess of net investment income of $7,988,670, a decrease in accumulated net realized gains from investments and foreign currency transactions of $266,563,863, and an increase in additional paid-in capital of $258,575,193; for Selected International Fund, amounts have been reclassified to reflect a decrease in distributions in excess of net investment income of $350,455, a decrease in accumulated net realized gains from investments and foreign currency transactions of $4,780,291, and an increase in additional paid-in capital of $4,429,836. The Funds' net assets have not been affected by these reclassifications.

The tax character of distributions paid during the years ended December 31, 2016 and 2015 was as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Selected American Shares
2016	$24,872,439	$339,471,351	$–	$364,343,790
2015	64,443,493	673,805,737	–	738,249,230
Selected International Fund
2016	$205,383	$–	$–	$205,383
2015	1,483,786	3,166,044	–	4,649,830

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Selected American Shares	Selected International Fund
Undistributed net investment income	$9,319,003	$–
Undistributed long-term capital gain	44,243,806	–
Accumulated net realized losses from investments and foreign currency transactions	–	(337,719)
Net unrealized appreciation (depreciation) on investments	727,027,478	(3,743,206)
Total	$780,590,287	$(4,080,925)

Indemnification - Under the Funds' organizational documents, their officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, some of the Funds' contracts with their service providers contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined and the Funds have no historical basis for predicting the likelihood of any such claims.

Use of Estimates in Financial Statements - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

SELECTED FUNDS	Notes to Financial Statements – (Continued)
December 31, 2016

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Directors Fees and Expenses - The Funds set up a Rabbi Trust to provide for the deferred compensation plan for Independent Directors that enables them to elect to defer receipt of all or a portion of annual fees they are entitled to receive. The value of an eligible Director's account is based upon years of service and fees paid to each Director during the years of service. The amount paid to the Director by the Trust under the plan will be determined based upon the performance of the Selected Funds in which the amounts are invested.

NOTE 2 - PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of investment securities (excluding short-term securities) during the year ended December 31, 2016 were as follows:

	Selected American Shares	Selected International Fund
Cost of purchases	$487,888,849	$35,096,284
Proceeds from sales	1,691,891,181	62,755,710

NOTE 3 - FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS (INCLUDING AFFILIATES)

Davis Selected Advisers-NY, Inc. ("DSA-NY"), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Funds. DSA-NY performs research and portfolio management services for the Funds under a Sub-Advisory Agreement with the Adviser. The Funds pay no fees directly to DSA-NY.

All officers of the Funds (including some Interested Directors) hold positions as executive officers with the Adviser or its affiliates.

Investment Advisory Fees and Reimbursement of Expenses - Advisory fees are paid monthly to the Adviser. The annual rate for Selected American Shares is 0.55% of the average net assets for the first $3 billion, 0.54% on the next $1 billion, 0.53% on the next $1 billion, 0.52% on the next $1 billion, 0.51% on the next $1 billion, 0.50% on the next $3 billion, and 0.485% of the average net assets in excess of $10 billion. Advisory fees paid during the year ended December 31, 2016 approximated 0.55% of the average net assets for Selected American Shares. The fixed annual rate for Selected International Fund is 0.55% of the average net assets. The Adviser is contractually committed to reimburse Selected International Fund's expenses to the extent necessary to cap total annual Fund operating expenses at 1.30% for Class S shares. During the year ended December 31, 2016, such reimbursements amounted to $14,141 for Class S shares.

Transfer Agent and Accounting Fees - Boston Financial Data Services, Inc. ("BFDS") is the Funds' primary transfer agent. The Adviser is also paid for certain transfer agent services. The fee paid to the Adviser during the year ended December 31, 2016 was $172,091 and $14,718 for Selected American Shares and Selected International Fund, respectively. State Street Bank and Trust Company ("State Street Bank") is the Funds' primary accounting provider. Fees for such services are included in the custodian fees as State Street Bank also serves as the Funds' custodian.

Custodian Fees - State Street Bank reimbursed the Funds in 2016 for certain out of pocket expenses that were erroneously billed from 1998-2015. This reimbursement, including interest, amounted to $52,560 and $37,944 for Selected American Shares and Selected International Fund, respectively.

Distribution Service Fees - For services under the distribution agreement, the Funds' Class S shares pay an annual fee of 0.25% of average daily net assets. During the year ended December 31, 2016, Selected American Shares and Selected International Fund incurred distribution service fees totaling $2,607,157 and $21,811, respectively.

There are no distribution service fees for the Funds' Class D shares.

SELECTED FUNDS	Notes to Financial Statements – (Continued)
December 31, 2016

NOTE 4 - CAPITAL STOCK

At December 31, 2016, there were 600 million shares of capital stock of Selected American Shares ($1.25 par value per share) and 50 million shares of capital stock of Selected International Fund ($0.25 par value per share) authorized. Transactions in capital stock were as follows:

	Year ended December 31, 2016
	Sold	Reinvestment of Distributions	Redeemed*		Net Decrease
Selected American Shares
Shares: Class S	807,510	4,322,342	(9,328,611)		(4,198,759)
Class D	2,123,146	5,893,152	(26,814,523)	†	(18,798,225)
Value: Class S	$28,327,656	$147,786,518	$(329,492,749)		$(153,378,575)
Class D	75,721,201	201,653,626	(944,052,640)	†	(666,677,813)

Selected International Fund
Shares: Class S	42,142	–	(103,606)		(61,464)
Class D	699,045	16,252	(2,802,242)	†	(2,086,945)
Value: Class S	$439,795	$–	$(1,082,313)		$(642,518)
Class D	7,043,120	172,759	(31,213,032)	†	(23,997,153)

* Selected International Fund: net of redemption fees amounting to $2 for Class S.
† Includes redemptions as a result of in-kind transfers of securities (see Note 8 of the Notes to Financial Statements).

	Year ended December 31, 2015
	Sold	Reinvestment of Distributions	Redeemed*		Net Decrease
Selected American Shares
Shares: Class S	1,423,450	6,011,511	(11,859,986)		(4,425,025)
Class D	2,061,683	12,423,867	(42,017,234)	†	(27,531,684)
Value: Class S	$59,531,934	$233,501,518	$(500,179,643)		$(207,146,191)
Class D	84,883,420	484,150,955	(1,733,599,303)	†	(1,164,564,928)

Selected International Fund
Shares: Class S	147,957	42,951	(329,830)		(138,922)
Class D	157,796	383,464	(1,497,906)		(956,646)
Value: Class S	$1,797,186	$454,847	$(3,841,512)		$(1,589,479)
Class D	1,864,238	4,076,221	(17,283,069)		(11,342,610)

* Selected International Fund: net of redemption fees amounting to $588 and $325 for Class S and Class D, respectively.
† Selected American Shares: includes redemptions as a result of in-kind transfers of securities (see Note 8 of the Notes to Financial Statements).

NOTE 5 - BANK BORROWINGS

Each Fund may borrow up to 5% of its assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. Each Fund has entered into an agreement, which enables it to participate with certain other funds managed by the Adviser in an unsecured line of credit with a bank, which permits borrowings of up to $50 million, collectively. Interest is charged based on its borrowings, at a rate equal to the higher of the Federal Funds Rate or the one month LIBOR Rate, plus 1.25%. The Funds had no borrowings during the year ended December 31, 2016.

NOTE 6 - SECURITIES LOANED

The Funds have entered into a securities lending arrangement with State Street Bank. Under the terms of the agreement, the Funds receive fee income from lending transactions; in exchange for such fees, State Street Bank is authorized to loan securities on behalf of the Funds, against receipt of collateral at least equal to the value of the securities loaned. As of December 31, 2016, the Funds did not have any securities on loan. The Funds bear the risk of any deficiency in the amount of the collateral available for return to a borrower due to a loss in an approved investment.

SELECTED FUNDS	Notes to Financial Statements – (Continued)
December 31, 2016

NOTE 7 - RESTRICTED SECURITIES

Restricted securities are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. They are fair valued under methods approved by the Board of Directors. The aggregate value of restricted securities in Selected American Shares amounted to $45,524,675 or 1.91% of the Fund's net assets as of December 31, 2016. The aggregate value of restricted securities in Selected International Fund amounted to $6,371,621 or 10.54% of the Fund's net assets as of December 31, 2016. Information regarding restricted securities is as follows:

Fund	Security	Initial Acquisition Date	Units/ Shares	Cost per Unit/ Share	Valuation per Unit/ Share as of December 31, 2016

Selected American Shares	ASAC II L.P.	10/10/13	1,174,606	$1.00	$0.9498

	Didi Chuxing Joint Co., Series A, Pfd.	07/27/15	1,161,716	$27.7507	$38.2271

Selected International Fund	Didi Chuxing Joint Co., Series A, Pfd.	07/27/15	106,435	$27.7507	$38.2271

	Internet Plus Holdings Ltd., Series A-10, Pfd.	01/29/15	616,958	$3.0921	$3.7327

NOTE 8 - IN-KIND REDEMPTIONS

In accordance with guidelines described in the Funds' prospectus, the Funds may distribute portfolio securities rather than cash as payment for redemption of fund shares (in-kind redemption). For financial reporting purposes, the Funds recognize a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from accumulated net realized gains (losses) from investments to additional paid-in capital on the Statements of Assets and Liabilities.

During the year ended December 31, 2016, Selected American Shares' Class D shareholders (including related parties) redeemed 17,355,942 shares in exchange for portfolio securities valued at $609,708,427, and Selected International Fund's Class D shareholders (including related parties) redeemed 1,722,913 shares in exchange for portfolio securities valued at $19,451,684. The Funds realized a gain of $234,526,620 and $4,733,292, respectively.

During the year ended December 31, 2015, Selected American Shares' Class D shareholders (including related parties) redeemed 29,093,468 shares in exchange for portfolio securities valued at $1,195,945,410. The Fund realized a gain of $568,568,399.

NOTE 9 - NEW PRONOUNCEMENTS

In October 2016, the SEC voted to approve rules to modernize and enhance reporting of information provided by registered investment companies ("Reporting Modernization Rules"). The new rules also make certain amendments to Regulation S-X to require standardized, more detailed disclosure in registered investment company financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. The Adviser is currently evaluating the amendments and their impacts, if any, on the Funds' financial statements.

SELECTED FUNDS

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income[a]	Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
Selected American Shares Class S:
Year ended December 31, 2016	$36.93	$0.13	$4.06	$4.19
Year ended December 31, 2015	$43.16	$0.20	$1.37	$1.57
Year ended December 31, 2014	$50.29	$0.24	$2.54	$2.78
Year ended December 31, 2013	$41.71	$0.23	$13.11	$13.34
Year ended December 31, 2012	$39.47	$0.54	$4.55	$5.09
Selected American Shares Class D:
Year ended December 31, 2016	$36.97	$0.25	$4.06	$4.31
Year ended December 31, 2015	$43.13	$0.36	$1.36	$1.72
Year ended December 31, 2014	$50.26	$0.39	$2.56	$2.95
Year ended December 31, 2013	$41.68	$0.39	$13.11	$13.50
Year ended December 31, 2012	$39.44	$0.70	$4.54	$5.24
Selected International Fund Class S:
Year ended December 31, 2016	$10.48	$(0.01)	$(0.02)	$(0.03)
Year ended December 31, 2015	$11.12	$0.04	$(0.11)	$(0.07)
Year ended December 31, 2014	$11.21	$0.03	$(0.10)	$(0.07)
Year ended December 31, 2013	$9.24	$0.04	$1.97	$2.01
Year ended December 31, 2012	$7.89	$0.03	$1.41	$1.44
Selected International Fund Class D:
Year ended December 31, 2016	$10.53	$0.04	$(0.03)	$0.01
Year ended December 31, 2015	$11.17	$0.09	$(0.10)	$(0.01)
Year ended December 31, 2014	$11.27	$0.08	$(0.11)	$(0.03)
Year ended December 31, 2013	$9.28	$0.10	$1.99	$2.09
Year ended December 31, 2012	$7.93	$0.09	$1.41	$1.50

[a]	Per share calculations were based on average shares outstanding for the period.

[b]
Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.

[c]	The ratios in this column reflect the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements.

Financial Highlights

Dividends and Distributions							Ratios to Average Net Assets
Dividends from Net Investment Income	Distributions from Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return[b]	Net Assets, End of Period (in millions)	Gross Expense Ratio	Net Expense Ratio[c]	Net Investment Income (Loss) Ratio	Portfolio Turnover[d]

$(0.27)	$(5.09)	$–	$(5.36)	$35.76	12.50%	$993	0.97%	0.97%	0.39%	19%
$(0.28)	$(7.52)	$–	$(7.80)	$36.93	3.59%	$1,181	0.95%	0.95%	0.50%	27%
$(0.23)	$(9.68)	$–	$(9.91)	$43.16	5.60%	$1,571	0.94%	0.94%	0.47%	26%
$(0.27)	$(4.49)	$–	$(4.76)	$50.29	33.16%	$2,067	0.94%	0.94%	0.49%	12%
$(0.60)	$(2.25)	$–	$(2.85)	$41.71	12.82%	$1,949	0.95%	0.95%	1.28%	7%

$(0.39)	$(5.09)	$–	$(5.48)	$35.80	12.83%	$1,391	0.65%	0.64%	0.72%	19%
$(0.36)	$(7.52)	$–	$(7.88)	$36.97	3.96%	$2,131	0.61%	0.61%	0.84%	27%
$(0.40)	$(9.68)	$–	$(10.08)	$43.13	5.96%	$3,674	0.60%	0.60%	0.81%	26%
$(0.43)	$(4.49)	$–	$(4.92)	$50.26	33.62%	$3,946	0.61%	0.61%	0.82%	12%
$(0.75)	$(2.25)	$–	$(3.00)	$41.68	13.19%	$3,371	0.61%	0.61%	1.62%	7%

$–	$–	$–	$–	$10.45	(0.29)%	$8	1.51%	1.30%	(0.09)%	49%
$(0.04)	$(0.53)	$–	$(0.57)	$10.48	(0.70)%	$9	1.41%	1.30%	0.28%	43%
$(0.02)	$–	$–	$(0.02)	$11.12	(0.66)%[e]	$11	1.38%	1.30%	0.23%	49%
$(0.04)	$–	$–	$(0.04)	$11.21	21.78%	$11	1.44%	1.40%	0.39%	16%
$(0.09)	$–	$–	$(0.09)	$9.24	18.29%	$10	1.52%	1.52%	0.39%	6%

$(0.04)	$–	$–	$(0.04)	$10.50	0.10%	$52	0.87%	0.83%	0.38%	49%
$(0.10)	$(0.53)	$–	$(0.63)	$10.53	(0.20)%	$74	0.83%	0.83%	0.75%	43%
$(0.07)	$–	$–	$(0.07)	$11.17	(0.26)%[e]	$89	0.83%	0.83%	0.70%	49%
$(0.10)	$–	$–	$(0.10)	$11.27	22.56%	$66	0.83%	0.83%	0.96%	16%
$(0.15)	$–	$–	$(0.15)	$9.28	18.90%	$56	0.88%	0.88%	1.03%	6%

[d]
The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

[e]
Selected International Fund's performance benefited from IPO purchases in 2014, adding approximately 2% to the Fund's total return. After purchase, the IPOs rapidly increased in value. The Adviser purchases shares intending to benefit from long-term growth of the underlying company; the rapid appreciation of the IPOs were unusual occurrences. Such performance may not continue in the future.

See Notes to Financial Statements

SELECTED FUNDS	Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors
Selected American Shares, Inc. and Selected International Fund, Inc.:

We have audited the accompanying statements of assets and liabilities of Selected American Shares, Inc. and Selected International Fund, Inc., including the schedules of investments, as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Selected American Shares, Inc. and Selected International Fund, Inc. as of December 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado
February 17, 2017

SELECTED FUNDS	Federal Income Tax Information (Unaudited)

In early 2017, shareholders received information regarding all dividends and distributions paid to them by the Funds during the calendar year 2016. Regulations of the U.S. Treasury Department require the Funds to report this information to the Internal Revenue Service.

The information and distributions reported herein may differ from the information reported as distributions taxable to certain shareholders for the calendar year 2016 with their 2016 Form 1099-DIV.

The information is presented to assist shareholders in reporting dividends and distributions received from the Funds to the Internal Revenue Service. Because of the complexity of the federal regulations that may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax adviser for specific guidance.

Each Fund designates the following amounts distributed during the calendar year ended December 31, 2016, if any, as dividends eligible for the corporate dividends-received deduction, qualified dividend income, and long-term capital gain distributions.

	Selected American Shares	Selected International Fund

Income dividends	$24,872,439	$205,383
Income qualifying for corporate dividends-received deduction	$22,100,288	$–
	89%	–
Qualified dividend income	$24,872,439	$205,383
	100%	100%
Long-term capital gain distributions*	$339,471,351	$–

*Selected American Shares designated long-term capital gain distributions in the amount of $363,519,925. The Fund utilized equalization accounting for tax purposes, whereby a portion of redemption payments were treated as distributions of long-term capital gain.

Pursuant to Section 853 of the Internal Revenue Code, Selected International Fund elected to pass through to its shareholders foreign taxes paid during the year ended December 31, 2016. The Fund did not derive any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes. Information regarding foreign taxes paid and foreign sourced income is detailed below.

Selected International Fund

Foreign taxes paid	$70,430

Foreign sourced income	$983,776

% of income dividend derived from foreign sourced income	100%

SELECTED FUNDS	Privacy Notice and Householding

Privacy Notice

While you generally will be dealing with a broker-dealer or other financial adviser, we may collect information about you from your account application and other forms that you may deliver to us. We use this information to process your requests and transactions; for example, to provide you with additional information about our Funds, to open an account for you, or to process a transaction. In order to service your account and execute your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent. We may also provide your name and address to one of our agents for the purpose of mailing to you your account statement and other information about our products and services. We may also gather information through the use of "cookies" when you visit our website. These files help us to recognize repeat visitors and allow easy access to and use of the website. We require these outside firms and agents to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not provide customer names and addresses to outside firms, organizations, or individuals except in furtherance of our business relationship with you or as otherwise allowed by law.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

Householding

To avoid sending duplicate copies of materials to households, the Funds will mail only one copy of each prospectus, Annual and Semi-Annual Report to shareholders having the same last name and address on the Funds' records. The consolidation of these mailings, called householding, benefits the Funds through reduced mailing expense. If you do not want the mailing of these documents to be combined with those to other members of your household, please contact the Selected Funds by phone at 1-800-243-1575. Individual copies of current prospectuses and reports will be sent to you within 30 days after the Funds receive your request to stop householding.

SELECTED FUNDS	Directors and Officers

For the purposes of their service as directors to the Selected Funds, the business address for each of the directors is 2949 E. Elvira Road, Suite 101, Tucson, AZ 85756. Each Director serves until retirement, resignation, death, or removal. Directors must retire from the Board of Directors and cease being a Director at the close of business on the last day of the calendar year in which the Director attains age 78.

Name (birthdate)	Position(s) Held With Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen	Other Directorships
Independent Directors

Francisco L. Borges (11/17/51)	Director	Director since 2006	Chairman and Managing Partner, Landmark Partners, LLC (private equity firm) since March 1999.	3
Trustee, John S. and James L. Knight
Foundation; Trustee, Connecticut
Public Broadcasting Network;
Director, University of Connecticut
Health Center; Director, Assured
Guaranty Ltd.; Director, Leucadia
National Corporation (holding
company); Trustee, Millbrook
School; Trustee, Clipper Funds Trust
(consisting of one portfolio).

Lawrence E. Harris (09/16/56)	Director	Director since 2015	Fred V. Keenan Chair in Finance of the Marshall School of Business, University of Southern California, Los Angeles, CA.	3	Director, Interactive Brokers Group, Inc.; Trustee, Clipper Funds Trust (consisting of one portfolio).

Steven N. Kearsley (09/29/41)	Director	Director since 2015	Private Investor, Real Estate Development; Owner, Old Peak Tree Farm.	3	Trustee, Clipper Funds Trust (consisting of one portfolio).

Katherine L. MacWilliams (01/19/56)	Director	Director since 1997	Retired; Chief Financial Officer, Caridian BCT, Inc. (medical device company) 2008-2012.	3	Trustee, Clipper Funds Trust (consisting of one portfolio).

James J. McMonagle (10/01/44)	Director/ Chairman	Director since 1990/ Chairman since 1997	Of Counsel to Vorys, Sater, Seymour and Pease LLP (law firm) since 2002.	3	Director, Owens Corning (producer of residential and commercial building materials); Trustee/ Chairman, Clipper Funds Trust (consisting of one portfolio).

Richard O'Brien (09/12/45)	Director	Director since 1996	Retired; Corporate Economist, HP Inc.	3	Trustee, Clipper Funds Trust (consisting of one portfolio).

SELECTED FUNDS	Directors and Officers – (Continued)

Name (birthdate)	Position(s) Held With Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen	Other Directorships
Interested Directors*

Andrew A. Davis (06/25/63)	Director	Director since 1998	President or Vice President of each Selected Fund and Davis Fund; President, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.	16	Director, Davis Funds (consisting of 13 portfolios); Trustee, Clipper Funds Trust (consisting of one portfolio).

Christopher C. Davis (07/13/65)	Director	Director since 1998	President or Vice President of each Selected Fund, Davis Fund, Clipper Fund, and Davis Fundamental ETF; Chairman, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser, including sole member of the Adviser's general partner, Davis Investments, LLC.	16	Director, Davis Funds (consisting of 13 portfolios); Trustee, Clipper Funds Trust (consisting of one portfolio); Director, Graham Holdings Co. (educational and media company).

* Andrew A. Davis and Christopher C. Davis own partnership units (directly, indirectly, or both) of the Adviser and are considered to be "interested persons" of the Funds as defined in the Investment Company Act of 1940. Andrew A. Davis and Christopher C. Davis are brothers.

Officers

Christopher C. Davis (born 07/13/65, Selected Funds officer since 1998). See description in the section on Interested Directors.

Andrew A. Davis (born 06/25/63, Selected Funds officer since 1998). See description in the section on Interested Directors.

Kenneth C. Eich (born 08/14/53, Selected Funds officer since 1997). Executive Vice President and Principal Executive Officer of Selected Funds (consisting of two portfolios), Davis Funds (consisting of 13 portfolios), and Clipper Funds Trust (consisting of one portfolio); Trustee/Chairman, Executive Vice President, and Principal Executive Officer of Davis Fundamental ETF Trust (consisting of three portfolios); Chief Operating Officer, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Douglas A. Haines (born 03/04/71, Selected Funds officer since 2004). Vice President, Treasurer, Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of Selected Funds (consisting of two portfolios), Davis Funds (consisting of 13 portfolios), Clipper Funds Trust (consisting of one portfolio), and Davis Fundamental ETF Trust (consisting of three portfolios); Vice President and Director of Fund Accounting, Davis Selected Advisers, L.P.

Sharra L. Haynes (born 09/25/66, Selected Funds officer since 1997). Vice President and Chief Compliance Officer of Selected Funds (consisting of two portfolios), Davis Funds (consisting of 13 portfolios), Clipper Funds Trust (consisting of one portfolio), and Davis Fundamental ETF Trust (consisting of three portfolios); Vice President and Chief Compliance Officer, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Ryan M. Charles (born 07/25/78, Selected Funds officer since 2014). Vice President and Secretary of Selected Funds (consisting of two portfolios), Davis Funds (consisting of 13 portfolios), Clipper Funds Trust (consisting of one portfolio), and Davis Fundamental ETF Trust (consisting of three portfolios); Vice President, Chief Legal Officer, and Secretary, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

SELECTED FUNDS

Investment Adviser
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756

Distributor
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756

Custodian
State Street Bank and Trust Co.
c/o The Selected Funds
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent
Boston Financial Data Services, Inc.
c/o The Selected Funds
P.O. Box 8243
Boston, Massachusetts 02266-8243

Overnight Address:
30 Dan Road
Canton, Massachusetts 02021-2809

Counsel
Greenberg Traurig, LLP
77 West Wacker Drive, Suite 3100
Chicago, Illinois 60601

Independent Registered Public Accounting Firm
KPMG LLP
1225 Seventeenth Street, Suite 800
Denver, Colorado 80202

For more information about the Selected Funds including management fee, charges, and expenses, see the current prospectus, which must precede or accompany this report. The Funds' Statement of Additional Information contains additional information about the Funds' Directors and is available without charge upon request by calling 1-800-243-1575 or on the Funds' website at www.selectedfunds.com. Quarterly Fact Sheets are available on the Funds' website at www.selectedfunds.com.

ITEM 2.  CODE OF ETHICS

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the code of ethics is filed as an exhibit to this form N-CSR.

No waivers were granted to this code of ethics during the period covered by this report.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

The registrant's board of directors has determined that independent trustee Katherine MacWilliams qualifies as the "audit committee financial expert", as defined in Item 3 of form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)
Audit Fees. The aggregate Audit Fees billed by KPMP LLP ("KPMG") for professional services rendered for the audits of the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal year ends December 31, 2016 and December 31, 2015 were $21,738 and $22,200, respectively.

(b)
Audit-Related Fees. The aggregate Audit-Related Fees billed by KPMG for services rendered for assurance and related services that are not reasonably related to the performance of the audit or review of the fund financial statements, but not reported as Audit Fees for fiscal year ends December 31, 2016 and December 31, 2015 were $0 and $0, respectively.

(c)
Tax Fees. The aggregate Tax Fees billed by KPMG for professional services rendered for tax compliance, tax advice and tax planning for the fiscal year ends December 31, 2016 and December 31, 2015 were $7,865 and $7,569, respectively.

Fees included in the Tax Fee category comprise all services performed by professional staff in the independent accountant's tax division except those services related to the audit.  These services include preparation of tax returns, tax advice related to mergers and a review of the fund income and capital gain distributions.

(d)
All Other Fees. The aggregate Other Fees billed by KPMG for all other non-audit services rendered to the fund for the fiscal year ends December 31, 2016 and December 31, 2015 were $0 and $0, respectively.

(e)(1)
Audit Committee Pre-Approval Policies and Procedures.

The fund Audit Committee must pre-approve all audit and non-audit services provided by the independent accountant relating to the operations or financial reporting of the funds.  Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The fund Audit Committee has adopted a policy whereby audit and non-audit services performed by the fund independent accountant require pre-approval in advance at regularly scheduled Audit Committee meetings.  If such a service is required between regularly scheduled Audit Committee meetings, pre-approval may be authorized by the Audit Committee Chairperson with ratification at the next scheduled audit committee meeting.

(e)(2)	No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-1 of Regulation S-X.

(f)	Not applicable

(g)
The Funds' independent accountant did not provide any services to the investment advisor or any affiliate for the fiscal years ended December 31, 2016 and December 31, 2015.  The fund has not paid any fees for non-audit not previously disclosed in items 4 (b) – (d).

(h)
The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.  No such services were rendered.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.  SCHEDULE OF INVESTMENTS

Not Applicable.  The complete Schedule of Investments is included in Item 1 of this form N-CSR

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not Applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no changes to the procedure by which shareholders may recommend nominees to the registrant's Board of Trustees.

ITEM 11.  CONTROLS AND PROCUDURES

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this report.

(b)	There have been no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls.

ITEM 12.  EXHIBITS

(a)(1)	The registrant's code of ethics pursuant to Item 2 of Form N-CSR is filed as an exhibit to this form N-CSR.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached.

(a)(3)	Not applicable

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELECTED INTERNATIONAL SHARES, INC.

By	/s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date: February 17, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date: February 17, 2017

By	/s/ Douglas A. Haines
Douglas A. Haines
Principal Financial Officer

Date: February 17, 2017